SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)................. March 31, 1999

                        Aquis Communications Group, Inc.
                 (formerly known as Paging Partners Corporation)
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             (Exact name of registrant as specified in its charter)

        Delaware                     1-13002                    22-3281446
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

      1719A Route 10, Suite 300, Parsippany, NJ                   07054
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (973) 560-8000..............

    Paging Partners Corporation, Freehold Office Plaza, 4249 Route 9 North,
                         Building 2, Freehold, NJ 07728
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         (Former name or former address, if changed since last report.)

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Item 1. Changes in Control of Registrant

            On March 31, 1999, Paging Partners Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Registrant, merged (the "Merger") with and into Aquis Communications, Inc., a Delaware corporation ("Aquis"). The purpose of the Merger was to consolidate and combine the respective businesses of the Registrant and Aquis in order to provide their customers with a more complete product line, expand each company's geographic area and realize efficiencies and economies of scale resulting from the integration of the two companies' operations. The Registrant is a provider of transmission services to resellers of paging services and products in the Northeast. Aquis is a provider of paging services, products and equipment to retail customers, as well as resellers, in the mid-Atlantic region. As a result of the Merger, the former stockholders of Aquis collectively acquired approximately 58.5% of the outstanding voting securities of the Registrant and the Registrant amended its Certificate of Incorporation to change its name from "Paging Partners Corporation" to "Aquis Communications Group, Inc." Also in connection with the Merger, all of the members of the Registrant's Board of Directors resigned and the stockholders of the Registrant elected a new Board of Directors at a Special Meeting of Stockholders (the "Special Meeting") held on March 29, 1999 for the purpose, among other things, of approving the Merger. As a result of such election, the size of the Registrant's Board was increased from five members to seven members. The Registrant's Board remains divided into three classes as before the Merger. The following persons were elected as Directors for the following terms:

                              Name              Term
                              ----              ----
                        Patrick M. Egan      Three years
                        Leonard D. Fink      Three years
                        Robert Davidoff      Three years
                        Michael Salerno       Two years
                        Monte Engler          Two years
                        John X. Adiletta      One year
                        John B. Frieling      One year

            In addition, as of the effective time of the Merger, all of the executive officers of the Registrant resigned and Messrs. John X. Adiletta and D. Brian Plunkett were appointed as President and Chief Executive Officer and as Chief Financial Officer, Vice President, Treasurer and Assistant Secretary, respectively.

Item 2. Acquisition or Disposition of Assets

            See Item 1 above for a description of the transaction in which the Registrant acquired all of the issued and outstanding capital stock of Aquis Communications, Inc., a privately-owned Delaware corporation which is now a wholly-owned subsidiary of the Registrant ("Aquis").

            In connection with the Merger, Aquis entered into a First Amendment to Loan Instruments (the "Amendment"), amending a certain Loan Agreement (the "Loan Agreement") between Aquis, as Borrower, and FINOVA Capital Corporation, as Agent for the various lenders ("FINOVA"), which Loan Agreement provides for a credit facility in the total amount of $30,000,000 (the "Credit Facility"). Concurrently with the Merger, Aquis and FINOVA entered into an Equipment Lease pursuant to which Aquis conveyed certain listed equipment to FINOVA and FINOVA leased said equipment back to Aquis, and the Registrant executed a Guaranty guarantying Aquis' obligations under the Equipment Lease. The Registrant used the proceeds it received from FINOVA in connection with the Equipment Lease to pay off approximately $1,400,000 of secured indebtedness owed by the Registrant to Motorola, Inc. In addition, the Registrant executed a Security Agreement granting a security interest in

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      favor of FINOVA with respect to substantially all of the Registrant's assets, a Pledge Agreement granting a pledge in favor of FINOVA with respect to all of the capital stock of Aquis and executed a guaranty guaranteeing Aquis' obligations under the Loan Agreement. As of the date hereof, approximately $20,500,000 of the Credit Facility has been drawn down and approximately $9,500,000 remains available.

Item 6. Resignations of Registrant's Directors

            See Item 1 above. There were no disagreements between any of the resigning directors and the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 7. Financial Statements and Exhibits

            (a) Financial Statements of Aquis. Incorporated by reference to the Registrant's Proxy Statement, dated March 11, 1999, filed with the Commission and included in Exhibit 99.1.

            (b) Pro Forma Financial Information. Incorporated by reference to the Registrant's Proxy Statement, dated March 11, 1999, filed with the Commission and included in Exhibit 99.1.

      99.1 Agreement and Plan of Merger, dated as of November 6, 1998, among BAP Acquisition Corp. (now known as Aquis Communications, Inc.), Paging Partners Corporation and Paging Partners Merger Corporation. Incorporated by reference to the Registrant's Proxy Statement, dated March 11, 1999, filed with the Commission and included herewith.

      99.2 Loan Agreement, dated as of December 31, 1998, by and between Aquis Communications, Inc. and FINOVA Capital Corporation as Agent.

      99.3 Note, dated December 31, 1998, of Aquis Communications, Inc. in the original principal amount of $30,000,000.

      99.4 First Amendment to Loan Instruments, dated as of March 31, 1999, by and between Aquis Communications, Inc. and FINOVA Capital Corporation.

      99.5 Guaranty (Equipment Lease), dated as of March 31, 1999, of Aquis Communications Group, Inc.

      99.6 Guaranty, dated as of March 31, 1999, of Aquis Communications Group, Inc.

      99.7 Security Agreement, dated as of March 31, 1999, executed by Aquis Communications Group, Inc.

      99.8 Pledge Agreement, dated as of March 31, 1999, executed by Aquis Communications Group, Inc.

      99.9 Equipment Lease, dated as of March 31, 1999, between Aquis Communications, Inc. and FINOVA Capital Corporation.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AQUIS COMMUNICATIONS GROUP, INC.
                                       (Registrant)


                             By: /s/ John X. Adiletta
                                 --------------------------------------------
                                 Name: John X. Adiletta
                                 Title: President and Chief Executive Officer